Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rudy Howard, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of Aravive, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Dated: August 11, 2022
	By:	/s/ Rudy Howard
Name: Rudy Howard
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)